SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ____________________________________


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  September 29, 1998


                              Elsinore Corporation
             (Exact name of registrant as specified in its charter)



       Nevada                 001-07831                      88-0117544
(State or other              (Commission                     (IRS Employer
 jurisdiction                File Number)                 Identification No.)
 of incorporation)



                   202 Fremont Street, Las Vegas, Nevada 89101
               (Address of principal executive offices) (Zip Code)


                              (702) 385-4011
              (Registrant's telephone number, including area code)









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Item 5.       Other Events.

         On  September  29,  1998,  Elsinore  Corporation   ("Elsinore"  or  the
"Company") issued to certain investment accounts controlled by Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV" and the accounts controlled by MWV, the "Funds") 50,000,000 shares of Series A Convertible Preferred Stock of the Company in exchange for the surrender to the Company of $18,000,000 original principal amount of second mortgage notes held by the Funds. The 50,000,000 shares of Series A Convertible Preferred Stock have an aggregate liquidation preference of $18,000,000 and are convertible into 93,000,000 shares of the Company's Common Stock. Following the recapitalization, John C. "Bruce" Waterfall will beneficially own 97,646,440 shares of Common Stock, or approximately 99.7% of the outstanding Common Stock. All such Common Stock is held by the Funds and are subject to Mr. Waterfall's voting and dispositive control. The number of shares beneficially owned and the percentage of shares beneficially owned are determined in accordance with the rules of the Securities and Exchange Commission and (i) are based on 4,929,313 shares of Common Stock outstanding as of September 29, 1998 and (ii) assumes that the 50,000,000 shares of Series A Convertible Preferred Stock are converted into 93,000,000 shares of the Company's Common Stock.

         In addition, the Company issued to the Funds new second mortgage notes in the aggregate principal amount of $11,104,000 in exchange for all remaining outstanding second mortgage notes held by the Funds in the same aggregate principal amount, pursuant to an amended indenture governing the second mortgage notes that reduced the interest rate payable thereon from 13.5% to 12.83%. Following the recapitalization, the Company has notes outstanding in the aggregate principal amount of $11,104,000.

         Other actions were taken by the Company on September 29, 1998 to reduce the Company's indebtedness. Please see the description contained in the Company's other report on Form 8-K filed prior to this report on October 13, 1998.

         The foregoing description of the terms of the transactions is qualified in its entirety by reference to the Exchange Agreement, Series A Preferred Stock Purchase Agreement, Registration Rights Agreement, Certificate of Designations, Preferences and Rights of Elsinore Corporation Series A Preferred Stock, Acknowledgment and Confirmation of Pledge Agreement, Acknowledgment and Confirmation of Guaranty, and Second Modification of Subordinated Deed of Trust. A copy of each of the aforementioned agreements is filed herewith and in each case is incorporated herein by reference.

         On September 30, 1998, the Company issued a press release announcing the transactions described above. A copy of the press release is attached as
Exhibit 99.1 to the Company's other report on Form 8-K filed prior to this report on October 13, 1998 and incorporated herein by reference.

         For more information about the Company and risks associated with investing in the Company, investors are directed to the Company's most recent report on Form 10-K as filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              Not applicable.

         (b)  Pro Forma financial Information.

              Not applicable.

         (c)  Exhibits.

                 Exhibit No.                    Description

                  3.3          Certificate  of   Designations,  Preferences  and
                               Rights of Elsinore Corporation Series A Preferred Stock.

                  10.49        Exchange   Agreement  by  and  between   Elsinore
                               Corporation and certain investment accounts named therein, dated as of September 29, 1998.

                  10.50 Second Supplemental Indenture among Elsinore Corporation, the guarantors (Elsub Management Corporation, Four Queens, Inc., and Palm Springs East Limited Partnership), and U.S. Bank Trust National Association, dated as of September 29, 1998.

                  10.51 Series A Preferred Stock Purchase Agreement by and between Elsinore Corporation and certain investment accounts named therein, dated as of September 29, 1998.

                  10.52 Registration Rights Agreement by and between Elsinore Corporation and certain investment accounts named therein, dated as of September 29, 1998.

                  10.53 Acknowledgment and Confirmation of Pledge Agreement among Elsinore Corporation, Elsub Management Corporation, Palm Springs East Limited Partnership, and U.S. Bank Trust National Association, dated as of September 29, 1998.

                  10.54 Acknowledgment and Confirmation of Guaranty among Elsub Management Corporation, Four Queens, Inc., Palm Springs East Limited Partnership, and U.S. Bank Trust National Association, dated as of September 29, 1998.

                  10.55 Second Modification of Subordinated Deed of Trust by and between Four Queens, Inc. and U.S. Bank Trust National Association, dated as of September 29, 1998.

                  99.1         Press Release dated September 30, 1998.(1)


              (1)          Incorporated herein by reference to the report of the
                      Company on Form 8-K previously filed on October 13, 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                ELSINORE CORPORATION


                                                By   /s/ Jeffrey T. Leeds
                                                     JEFFREY T. LEEDS
                                                     President and
                                                     Chief Executive Officer


                                                By   /s/ S. Barton Jacka
                                                     S. BARTON JACKA
                                                     Secretary, Treasurer, and
                                                     Principal Financial Officer


Date:  October 13, 1998

                                  EXHIBIT INDEX

                 Exhibit No.                   Description

                  3.3          Certificate  of  Designations,  Preferences   and
                               Rights of Elsinore Corporation Series A Preferred Stock.

                  10.49        Exchange   Agreement  by  and  between   Elsinore
                               Corporation and certain investment accounts named therein, dated as of September 29, 1998.

                  10.50 Second Supplemental Indenture among Elsinore Corporation, the guarantors (Elsub Management Corporation, Four Queens, Inc., and Palm Springs East Limited Partnership), and U.S. Bank Trust National Association, dated as of September 29, 1998.

                  10.51 Series A Preferred Stock Purchase Agreement by and between Elsinore Corporation and certain investment accounts named therein, dated as of September 29, 1998.

                  10.52 Registration Rights Agreement by and between Elsinore Corporation and certain investment accounts named therein, dated as of September 29, 1998.

                  10.53 Acknowledgment and Confirmation of Pledge Agreement among Elsinore Corporation, Elsub Management Corporation, Palm Springs East Limited Partnership, and U.S. Bank Trust National Association, dated as of September 29, 1998.

                  10.54 Acknowledgment and Confirmation of Guaranty among Elsub Management Corporation, Four Queens, Inc., Palm Springs East Limited Partnership, and U.S. Bank Trust National Association, dated as of September 29, 1998.

                  10.55 Second Modification of Subordinated Deed of Trust by and between Four Queens, Inc. and U.S. Bank Trust National Association, dated as of September 29, 1998.

                  99.1         Press Release dated September 30, 1998.(1)

              (1)          Incorporated herein by reference to the report of the
                      Company on Form 8-K previously filed on October 13, 1998.